                             LETTER OF TRANSMITTAL
              TO TENDER UNITS OF LIMITED PARTNERSHIP INTEREST OF

                 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 19, 1996

                                      BY

                            MHP ACQUISITION CORP.,
                      A WHOLLY OWNED DIRECT SUBSIDIARY OF
                           HOST MARRIOTT CORPORATION

--------------------------------------------------------------------------------
 (1)                    DESCRIPTION OF UNITS TENDERED
--------------------------------------------------------------------------------

   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                    NUMBER OF UNITS TENDERED
----------------------------------------------------------------------------------------------------------------------------------
  [ATTACH IDENTIFICATION STICKER HERE]                                      TOTAL NUMBER                 NUMBER OF UNITS
                                                                           OF UNITS OWNED                   TENDERED*
                                                                 -----------------------------------------------------------------

                                                                 -----------------------------------------------------------------

                                                                 -----------------------------------------------------------------

                                                                 -----------------------------------------------------------------

                                                                 -----------------------------------------------------------------

                                                                 -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  * All Units owned by a Unitholder will be deemed to have been tendered unless otherwise indicated
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THE OFFER, PRORATION AND WITHDRAWAL RIGHTS WILL EXPIRE AT 6:00 P.M., NEW
  YORK CITY TIME ON FRIDAY, DECEMBER 20, 1996 UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------
                       THE DEPOSITARY FOR THE OFFER IS:

                                 GEMISYS, INC.

         By Mail:           Facsimile Transmission:     By Hand or Overnight
                                                             Delivery:
     Attention: Proxy           1-800-387-7365
        Department                                        Attention: Proxy
7103 South Revere Parkway                                    Department
 Englewood, CO 80112-9523                            7103 South Revere Parkway
                                                      Englewood, CO 80012-9523

                       (For Eligible Institutions Only)

                        Confirm Facsimile by Telephone:

                                1-800-955-9033

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by Unitholders who desire to tender Units pursuant to the Offer (as defined below).

                           HOW TO TENDER YOUR UNITS

      PLEASE READ THE INSTRUCTIONS BEGINNING ON PAGE 7 OF THIS LETTER OF
                                 TRANSMITTAL.
             FOR FURTHER INFORMATION, CALL THE INFORMATION AGENT:

                           TRUST COMPANY OF AMERICA
                                (800) 955-9033
                           9:00 A.M.--8:00 P.M. EST

(1) INDICATE NUMBER OF UNITS TENDERED

    Under the heading "Number of Units Tendered" in Box (1), write the total number of Units owned by you in the first column and the total number of Units tendered by you in the second column.

(2) CONFIRM YOUR INTENT TO TENDER BY SIGNING THIS LETTER OF TRANSMITTAL

  Sign your name(s) exactly as it (they) appear in Box (2) and write in your Taxpayer Identification or Social Security Number. IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING, SEE "IMPORTANT TAX INFORMATION" ON PAGE 9 OF THIS FORM. If these Units are jointly held or held by a Trustee or other representative, review Instruction 4 on page 7 of this form.

TO TENDER YOUR UNITS, YOU MUST: (1) INDICATE THE NUMBER OF UNITS YOU'LL TENDER
                          AND (2) CONFIRM BY SIGNING.
--------------------------------------------------------------------------------

 (2)                   IMPORTANT: UNITHOLDER: SIGN HERE

 Taxpayer Identification or Social Security No.: ____________________________
                                                 (COMPLETE SUBSTITUTE W-9 ON
________________________________________________________
PAGE 10 OF THIS FORM. SEE INSTRUCTION 9.)

   By executing this Letter of Transmittal, each of the undersigned hereby agrees to and accepts the terms and conditions set forth in this Letter of Transmittal and in the Offer to Purchase dated November 19, 1996, and certifies that the number shown on this form is my correct Taxpayer Identification or Social Security Number.

 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
                        (SIGNATURE(S) OF UNITHOLDER(S))

 Dated:      , 1996

   (Must be signed by the registered holder(s) or person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4 on page 7 of this form.)

 Name(s):
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
                            (PLEASE TYPE OR PRINT)

 Capacity (Full Title):
                       --------------------------------------------------------

 Address:
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

 Area Codes and Telephone Numbers: _______________   ________________________
                                    HOME                     BUSINESS

--------------------------------------------------------------------------------
  IF YOU WOULD LIKE THE CHECK FOR PAYMENT OF THE PURCHASE PRICE FOR UNITS ACCEPTED FOR PAYMENT ISSUED TO OR SENT TO SOMEONE OTHER THAN THE REGISTERED HOLDER(S) OR SENT TO THE REGISTERED HOLDER(S) AT AN ADDRESS OTHER THAN THAT SPECIFIED IN BOX (1), PLEASE REVIEW THE SPECIAL INSTRUCTIONS ON PAGES 5 AND 6 OF THIS FORM.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

LADIES AND GENTLEMEN:

  The signatory hereby tenders to MHP Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly owned direct subsidiary of Host Marriott Corporation, a Delaware corporation (the "Parent"), the above-described units of limited partnership interest (the "Units") of Marriott Hotel Properties Limited Partnership, a Delaware limited partnership (the "Partnership"), pursuant to the Purchaser's offer to purchase 450 outstanding Units at a price of $80,000 per Unit, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 19, 1996, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

  Subject to, and effective upon, acceptance for payment for Units tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the signatory hereby sells, assigns, transfers, conveys and delivers to, or upon the order of, the Purchaser all right, title and interest in and to all the Units that are being tendered hereby and any and all distributions, other Units, rights or other securities issued or issuable in respect thereof on or after the date of this Offer (collectively, "Distributions"). The signatory hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the signatory with respect to such Units (and with respect to any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Units, as evidenced by this executed Letter of Transmittal (and any Distributions), together with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Purchaser upon receipt by the Depositary, as the signatory's agent, of notice that the Purchaser has accepted for payment the tendered Units, (ii) present such Units (and any Distributions) for transfer on the books of the Partnership, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the signatory and shall not be affected by, and shall survive, the death or incapacity of the signatory.

  The signatory hereby irrevocably appoints Christopher J. Nassetta and Bruce
D. Wardinski designees of the Purchaser as the attorney-in-fact and proxy of the signatory, with full power of substitution, to the full extent of the signatory's rights with respect to all Units tendered hereby and accepted for payment by the Purchaser (and with respect to any Distributions). All such proxies shall be considered coupled with an interest in the Units tendered herewith, are irrevocable and are granted in consideration of, and are effective upon, the acceptance for payment of such Units by the Purchaser in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by the signatory with respect to such Units and Distributions will be revoked, without further action, and no subsequent powers of attorney and proxies may be given (and, if given, will not be deemed effective). The designees of the Purchaser will, with respect to the Units for which such appointment is effective, be empowered to exercise all voting and other rights of the signatory as they in their sole discretion may deem proper at any annual or special meeting of the Partnership, or any adjournment or postponement thereof. The signatory understands that, in order for Units to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Units for payment, the Purchaser or its designee must be able to exercise full voting rights with respect to such Units, and other securities, including voting at any meeting of limited partners then scheduled.

  The signatory hereby represents and warrants that the signatory has full power and authority to tender, sell, assign and transfer the Units tendered hereby (and any Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and marketable title to and unencumbered ownership of, the Units tendered hereby thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Units tendered hereby (and any Distributions) will not be subject to any adverse claim. The signatory, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Units tendered hereby (and any Distributions). In addition, the signatory shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Distributions in respect of the Units tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price of Units tendered hereby, or deduct from such purchase price the amount or value thereof as determined by the Purchaser in its sole discretion.

  The signatory understands that the Purchaser's acceptance for payment of Units tendered will constitute a binding agreement between the signatory and the Purchaser upon the terms and subject to the conditions of the Offer. The signatory understands that tenders of Units made pursuant to the Offer are irrevocable, except that such tendered Units may be withdrawn at any time on or prior to the Expiration Date (as defined in the Offer to Purchase) and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after January 17, 1997. See "The Tender Offer--Section 4--Withdrawal Rights" in the Offer to Purchase.

  The signatory hereby certifies, under penalties of perjury, that the signatory, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, and regulations thereunder). The signatory understands that this certification may be disclosed to the Internal Revenue Service by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

  ANY UNITHOLDER WHO DESIRES TO TENDER HIS OR HER UNITS BUT IS UNABLE TO CERTIFY THE STATEMENT SET FORTH ABOVE SHOULD CONTACT THE PURCHASER AT (301) 380-2070 FOR FURTHER INSTRUCTIONS.

  Unless otherwise indicated below under "Special Payment Instructions," please issue the check for the purchase price of the Units in the name(s) of the registered holder(s) appearing under "Description of Units Tendered." Similarly, unless otherwise indicated below under "Special Delivery Instructions," please mail the check for the purchase price and accompanying documents, as appropriate, to the address(es) of the registered holder(s) appearing under "Description of Units Tendered." In the event that both the Special Payment Instructions and the Special Delivery Instructions below are completed, please issue the check for the purchase price and deliver such check to the person(s) so indicated. The signatory recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Units from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Units tendered hereby.

                             SPECIAL INSTRUCTIONS

  IMPORTANT: IF YOU ARE THE REGISTERED HOLDER(S) OF THE UNITS TO BE TENDERED AND WOULD LIKE THE CHECK FOR PAYMENT OF THE PURCHASE PRICE FOR UNITS ACCEPTED FOR PAYMENT ISSUED IN YOUR NAME(S) AND SENT TO YOU AT THE ADDRESS IN BOX (1), YOU MAY DISREGARD THIS SECTION.

(3) SPECIAL PAYMENT INSTRUCTIONS

    Complete Box (3) in full if you want your check issued to someone other than yourself. Please also have your bank or broker guarantee your signature in Box
(5), as described below. See "Guarantee of Signatures" below and Instructions 4 and 10 below for more details.

  IMPORTANT: Complete the following ONLY if the check for the purchase price of Units accepted for payment is to be issued in the name of someone other than the registered holder(s):


(3)                      SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 4, 5, 6 AND 10)

 [_] Issue check to:
 Name: ______________________________________________________________________
                           (PLEASE PRINT OR TYPE)
 Address: ___________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________
                              (INCLUDE ZIP CODE)
_____________________________________________________________________________
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(4) SPECIAL DELIVERY INSTRUCTIONS

  Complete Box (4) in full if you want your check sent to an address different than that in Box (1). Please also have your bank or broker guarantee your signature in Box (5), as described below. See "Guarantee of Signatures" below and Instructions 4 and 10 below for more details.

  IMPORTANT: Complete the following ONLY if the check for the purchase price of Units accepted for payment is to be sent to someone other than the registered holder(s) or to the registered holder(s) at an address other than that shown in Box (1):

--------------------------------------------------------------------------------
(4)                      SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 4, 5, 6 AND 10)

 [_] Mail check to:
 Name: ______________________________________________________________________
                           (PLEASE PRINT OR TYPE)
 Address: ___________________________________________________________________
 ____________________________________________________________________________
 ____________________________________________________________________________
                              (INCLUDE ZIP CODE)
--------------------------------------------------------------------------------

(5) GUARANTEE OF SIGNATURES

  If you have completed Box (3) and/or Box (4), your bank or broker must guarantee your signature in Box (5) below. See Instructions 4 and 10 below for more details.

  IMPORTANT: Complete the following ONLY if you have checked the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above:

--------------------------------------------------------------------------------
(5)                         GUARANTEE OF SIGNATURES
                          (SEE INSTRUCTIONS 4 AND 10)
 Authorized signature: ______________________________________________________
 Name: ______________________________________________________________________
                            (PLEASE PRINT OR TYPE)
 Title: _____________________________________________________________________
 Name of Firm: ______________________________________________________________
 Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)
 Area Code and Tel. No.: _____________  Dated: ______________________________

--------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. DELIVERY OF LETTER OF TRANSMITTAL. This Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING UNITHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted. All tendering Unitholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

  2. INADEQUATE SPACE. If the space provided herein under "Description of Units Tendered" is inadequate, the number of Units should be listed on a separate signed schedule attached hereto.

  3. PARTIAL TENDERS. If fewer than all the Units held by a Unitholder are to be tendered hereby, fill in the number of Units which are to be tendered in the box entitled "Number of Units Tendered" as appropriate. All Units held by a Unitholder will be deemed to be tendered unless otherwise indicated.

  4. SIGNATURES ON LETTER OF TRANSMITTAL AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond exactly with the name(s) set forth in Box 1 hereof without any change whatsoever.

  If any of the Units tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Units are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

  If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  5. TRANSFER TAXES. Except as set forth in this Instruction 5, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Units to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if tendered Units are registered in the name of, any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of a person other than the registered holder(s) or if a check is to be sent to someone other than the registered holder(s) or to an address other than that shown above, Box ^ and/or Box ^ and Box ^ on this Letter of Transmittal must be completed.

  7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies and such materials will be furnished at the Purchaser's expense.

  8. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time or from time to time in the Purchaser's sole discretion to the extent set forth in the Offer.

  9. TAXPAYER IDENTIFICATION NUMBER. Each tendering Unitholder is required to provide the Depositary with the Unitholder's correct taxpayer identification number ("TIN"), generally, the Unitholder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" on the next page of this form, and to certify whether such person is subject to backup withholding of federal income tax.

  A Unitholder must cross out item (2) in the Certification box of Substitute Form W-9 if such Unitholder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Unitholder to 31% federal income tax backup withholding on the payments made to the Unitholder or other payee with respect to Units purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering Unitholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% of all such payments of the purchase price, if any, made pursuant to the Offer until a TIN is provided to the Depositary.

  10. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal for the account of an Eligible Institution (as defined below) or by the registered holder(s) of the tendered Units who have not completed Box ^ or Box ^ do not need to be guaranteed. However, all other signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). See Instruction 4. If the Units are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to a person other than the registered holder, then, in addition to having the signatures guaranteed, this Letter of Transmittal must be accompanied by duly executed transfer powers, signed exactly as the name or names of the registered holder or holders appear on the transfer books of the Partnership, with the signatures on the transfer powers guaranteed by an Eligible Institution as provided herein. See Instruction 4.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a Unitholder whose tendered Units are accepted for payment is required to provide the Depositary (as payer) with such Unitholder's correct TIN on Substitute Form W- 9 below. If such Unitholder is an individual, the TIN is his social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Unitholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Depositary is not provided with the correct TIN, the Unitholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Unitholders with respect to Units purchased pursuant to the Offer may be subject to backup withholding.

  Certain Unitholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Unitholders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Unitholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup federal income-tax withholding on payments made with respect to Units accepted for payment pursuant to the Offer, a Unitholder must provide the Depositary with such Unitholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct (or that such Unitholder is awaiting a TIN) and that (1) such Unitholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Unitholder that he is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Unitholder is required to give the Depositary the social security number or employer identification number of the record holder of the Units tendered hereby. If the Units are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                      PAYER'S NAME: MHP ACQUISITION CORP.
--------------------------------------------------------------------------------
                        PART 1--PLEASE PROVIDE YOUR    Social Security Number
                        TIN IN THE ADJOINING BOX             or Employer
                        AND CERTIFY BY SIGNING AND      Identification Number
                        DATING BELOW.                   ----------------------

                       --------------------------------------------------------
 SUBSTITUTE             PART 2--Certification--Under Penalties of Perjury, I
 FORM W-9               certify that:
 DEPARTMENT OF
 THE TREASURY
 INTERNAL               (1) The number shown on this form is my correct
 REVENUE                    Taxpayer Identification Number (or I am waiting
 SERVICE                    for a number to be issued to me) and

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER ("TIN")          (2) I am not subject to backup withholding either
                            because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interests or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                       --------------------------------------------------------
                        Certificate Instructions--You must      PART 3 --
                        cross out item (2) in Part 2 above if   Awaiting
                        you have been notified by the IRS       TIN [_]
                        that you are subject to backup with-
                        holding because of underreporting in-
                        terest or dividends on your tax re-
                        turn. However, if after being noti-
                        fied by the IRS that you were subject
                        to backup withholding you received
                        another notification from the IRS
                        stating that you are no longer sub-
                        ject to backup withholding, do not
                        cross out item (2).

                        SIGNATURE ______________  DATE _______
--------------------------------------------------------------------------------

  NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify that under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature ___________________________  Date ________________________________

--------------------------------------------------------------------------------

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                    THE INFORMATION AGENT FOR THE OFFER IS:

                            TRUST COMPANY OF AMERICA
                           7103 SOUTH REVERE PARKWAY
                         ENGLEWOOD, COLORADO 80112-9523

                                 (800) 955-9033